                           Amended
                          Form 8-K

                       CURRENT REPORT

     Pursuant to Section 13 of 15 (d) of the Securities
                    Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2000

                 Hemispherx Biopharma, Inc.
   ------------------------------------------------------
   (Exact name of registrant as specified in its charter)


     Delaware          027072            2-0845822
   -----------       ------------     ----------------
  (State or other     (Commission     (I.R.S. Employer
   jurisdiction of     File Number)    Identification No.)
   incorporation)

1617 JFK Blvd, #660, Philadelphia, Pennsylvania          19104
-----------------------------------------------       ---------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (215) 988-0080


                             N/A
------------------------------------------------------------
Former name or former address, if changed since last report)




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 Item 4.       Changes in Registrant's Certifying Accountant.

     On May 3, 2000, KPMG LLP ("KPMG") resigned from the client-auditor relationship with the Registrant. On May 3, 2000, pursuant to the prior decision of Registrant's Board and Audit Committee of the Board of Directors to seek and retain the services of an independent accounting firm other than KPMG, Registrant accepted the resignation of KPMG and confirmed that the client-auditor relationship with the Company had ceased.

     KPMG's reports on the financial statements of Registrant for the fiscal years ended December 31, 1998, and December 31, 1999, did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's two most recent fiscal years ending
December 31, 1998, and December 31, 1999, and the subsequent interim period through May 3, 2000, there were no "reportable events" as described in Items 304(a)(l)(iv) and (v) of Regulation S-K and no disagreements between the Registrant and KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope of procedure which, if not resolved to the satisfaction of KPMG would have caused KPMG to make a reference to the subject matter thereof in connection with its reports.

     On June 5, 2000, Registrant engaged the services of BDO
Seidman, LLP as the Registrant's Independent Accountants.  As the
Independent Accountants, BDO Seidman, LLP will audit the Consolidated Financial Statements and provide other professional services as may be required by the Registrant.

     The Registrant's Board of Directors, with the approval of Registrant's audit committee, authorized the Company to retain the services of BDO Seidman, LLP.

     Incorporated by reference are Form 8-Ks filed by the Registrant with the Securities and Exchange Commission on May 10, 2000, and as amended on May 18, June 6, and, July 12, 2000 to include the response of former Registrant's Independent Accountants.


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 Item 7.       Financial Statements and Exhibits.

     The following exhibit is being filed with the Form 8-K report:

     Exhibit No.      Description
     -----------      -------------------------------
        16            Letter dated July 13, 2000 from
                      KPMG LLP pursuant to Item
                      304 (a) (3) of Regulation S-K



                           SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HEMISPHERX BIOPHARMA, INC.




Dated:  July 13, 2000                  By: / s / W. A. Carter, M.D.

                                       W. A. Carter, M.D.
                                       Chairman/CEO/President



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                LETTER OF FORMER ACCOUNTANTS



Securities and Exchange Commission
Washington, D.C.  20549

July 13, 2000


We were previously principal accountants for Hemispherx Biopharma, Inc. and, under the date of February 19, 2000, we reported on the consolidated financial statements of Hemispherx Biopharma, Inc. and subsidiaries as of and for the years ended December 31, 1999 and 1998. We have read Hemispherx Biopharma, Inc.'s statements included under Item 4 of its Amended 8-K dated July 12, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with Hemispherx Biopharma, Inc.'s statements in paragraph one of Item 4 regarding the Board of Directors and the Audit Committee's decision to seek and retain the services of an independent accounting firm or with the statements contained in paragraphs four and five of Item 4.


Very truly yours,

/X/  KPMG LLP